EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in Registration Statement No. 33-3776 of Bio-logic Systems Corp. on Form S-8 of our report, dated May 7, 1998, appearing in this Annual Report on Form 10-KSB of Bio-logic Systems Corp. for the year ended February 28, 1998.




                                                  GRANT THORNTON LLP

May 27, 1998